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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       7/11/2005
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                           CITIZENS FIRST CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



  Kentucky                            333-67435               61-0912615
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(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                 File Number)          Identification No.)

                   1805 Campbell Lane, Bowling Green, Kentucky         42104
                    (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
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                                 Not Applicable


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR240.13e-4(c))
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ITEM 5.02 Departure of Directors or Principal Officers, Election of Directors,
Appointment of Principal Officers.

    On July 11, 2005, Thomas Kenneth Hightower resigned from the Board of Directors of Citizens First Bank, Inc. and Citizens First Corporation.



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                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIZENS FIRST CORPORATION
                                  (Registrant)


                                    /s/ Bill D. Wright
                                 By:    Bill D. Wright
                                    Vice President and Chief Financial Officer
Date:  July 14, 2005

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